UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011
PLEXUS CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-14423	39-1344447

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Plexus Way, Neenah, WI		54956

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(920) 722-3451
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Plexus Corp. (the “Company”) is filing this amendment to its Current Report on Form 8-K, dated January 19, 2011, to re-furnish the press release attached as Exhibit 99.1 in order to correct a typographical error with respect to the Company’s fiscal 20ll full year anticipated revenue growth range reported on page 2 of the press release. The range, as corrected, is 10-13% and not 9-13% as originally reported. All other information in the original release is unchanged. All other public distribution of this information was correctly stated.
Item 2.02 Results of Operations and Financial Condition.
On January 19, 2011, Plexus Corp. announced results for the first fiscal quarter ended January 1, 2011. A copy of Plexus’ related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2011	PLEXUS CORP. (Registrant)
	By:	/s/ Ginger M. Jones
Ginger M. Jones
Chief Financial Officer